UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]Preliminary Proxy Statement
[ ]CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
[ ]Definitive Proxy Statement PERMITTED BY RULE 14A-6(E)(2))
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               BURRIDGE FUNDS
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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  calculated and state how it was determined):


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[ ]Fee paid previously with preliminary materials.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

PRELIMINARY

                                 BURRIDGE FUNDS

                            115 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 (888) BURRIDGE
                                (1-888-287-7434)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           THURSDAY DECEMBER 18, 1997

     A special meeting of shareholders of Burridge Funds will be held at the offices of Burridge Funds, 115 South LaSalle Street, Chicago, Illinois 60603, at 10:00 a.m., Central time, on Thursday, December 18, 1997. At the meeting, shareholders will be asked to consider and act upon the following proposals:

     1. To approve a proposed new investment advisory agreement for Burridge Capital Development Fund between Burridge Funds and The Burridge Group LLC;

     2. To approve a proposed new investment sub-advisory advisory agreement for Burridge Capital Development Fund between The Burridge Group LLC and GeoCapital LLC; and

     3. To transact any other business that properly comes before the meeting. Shareholders of record as of the close of business on November 14, 1997 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about November ____, 1997.


                              By Order of the Board of Trustees,

                              /s/ Kenneth M. Arenberg
                                  --------------------
                                  Kenneth M. Arenberg
                                  President

November ____, 1997

Chicago, Illinois

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
          COMPLETE AND RETURN THE ENCLOSED PROXY CARD.  YOU MAY STILL
                   VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 BURRIDGE FUNDS

                            115 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 (888) BURRIDGE
                                (1-888-287-7434)


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 1997

     This proxy statement is being sent to you by the board of trustees of Burridge Funds. The board is asking you to complete and return the enclosed proxy card, permitting your shares of Burridge Capital Development Fund to be voted at the meeting, even if you cannot attend the meeting in person.

     The meeting will be held at the offices of Burridge Funds, 115 South LaSalle Street, Chicago, Illinois 60603, at 10:00 a.m. Central time, on Thursday, December 18, 1997.

     Shareholders of record at the close of business on November 14, 1997 (called the "record date") are entitled to vote at the meeting.

     You should also have received the Fund's annual report to shareholders for the fiscal period ended June 30, 1997. IF YOU WOULD LIKE ANOTHER COPY OF THE REPORT, PLEASE CALL OR WRITE TO BURRIDGE AT THE ADDRESS AND TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

     For convenience, Burridge Funds is referred to in this proxy statement as "the Trust" and Burridge Capital Development Fund is referred to as "the Fund."

                              SUMMARY OF PROPOSALS
     You are being asked to vote on two proposals - a new advisory agreement, and a new sub-advisory agreement for the Fund.

                                   PROPOSAL 1
                             NEW ADVISORY AGREEMENT

SUMMARY

     The Trust's board of trustees has unanimously approved a new advisory agreement for the Fund. The new agreement makes two principal changes from the old agreement. First, the investment advisory fee charged by The Burridge Group LLC (called "Burridge" in this proxy statement) would be increased. Second, the new agreement would allow Burridge to engage a sub-adviser to manage a portion of the Fund's portfolio.

     The board of trustees unanimously urges you to vote in favor of the new advisory agreement. The changes are explained in the discussion below and the reasons for the board's decision are given. The terms of the new agreement are summarized and compared to the old agreement (and a complete copy of the new agreement is attached as Exhibit A to this proxy statement). Finally, more information about Burridge is provided.

INCREASED ADVISORY FEES

     Burridge has served as investment adviser to the Fund since its inception in December of 1996. The current fee schedule for the Fund has been in effect since the Fund began operations.

     The following table sets forth the current rate of the advisory fee paid by the Fund, as well as the annual rates of compensation that will be paid by the Fund if the new agreement is approved by shareholders:

                                               PROPOSED
ASSETS                           CURRENT         NEW
------                           -------       --------
$0 to $500 million                1.00%          1.25%
$500 million to $1 billion        0.85%          1.10%
over $1 billion                   0.75%          1.00%

     Burridge has voluntarily undertaken to limit the Fund's expenses (including the advisory fee but excluding extraordinary costs or expenses not incurred in the ordinary course of the Fund's operations) to 1.75% of the Fund's average daily net assets.

     The table below shows the total advisory fees paid by the Fund from its inception on December 27, 1996 through June 30, 1997, and the fees that would have been paid if the new agreement had been in place throughout that same period:

           ACTUAL                PRO FORMA FEES
        ADVISORY FEES            NEW AGREEMENT         DIFFERENCE
        -------------            --------------        ----------
           $1,330                    $1,662               25%

     The next table shows the actual operating expenses incurred by the Fund from its inception in December 1996, and the expenses that would have been incurred had the new fee arrangements been in place throughout that period, in each case expressed as a percentage of the Fund's average net assets:

                                    Actual         Pro-Forma
                                    ------         ---------
Management fee                       1.00%           1.25%

12b-1 fee                            None             None

Other expenses (after                 .50%            .50%
reimbursement)

Total fund operating expenses        1.50%           1.75%
(after reimbursement)

     Without expense reimbursements of $77,648 for the period December 27, 1996 through June 30, 1997, "Other expenses" would have been 58.90% and "Total fund operating expenses' would have been 59.90%. Had the proposed new advisory agreement been in place throughout that period, "Other expenses" would have been 58.90% and "Total fund operating expenses" would have been 60.15%.

     Example

     The following illustrates the expenses on a $1,000 investment in the Fund under the existing and new fee arrangements using the data shown above, and assuming (1) a five percent annual return and (2) redemption at the end of each time period:

                         1 Year    3 Years
                         ------    -------
Present Fee                $15       $48
Arrangement

New Fee Arrangement        $18       $55

     The purpose of this example and table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund, and how those costs and expenses would be changed by the new advisory agreement. This example is not meant to suggest actual past or future expenses or returns, all of which may be more or less than those shown in the example.

ENGAGEMENT OF SUB-ADVISER

     Under the new advisory agreement, Burridge would be authorized to retain a sub-adviser, at its own expense, to manage a portion of the Fund's portfolio. The sub-adviser would be required to be registered as an investment adviser under the Investment Advisers Act of 1940, and a written sub-advisory agreement would be required.

     The sub-adviser would be responsible for managing a portion of the Fund's assets, the amount of which would be determined in the sole discretion of Burridge. However, Burridge would not be permitted to allocate all of the Fund's assets to the sub-adviser for management.

     All investment sub-advisory fees would be borne by Burridge. No additional costs would be incurred by the Fund as a result of the engagement of a sub-adviser.

CONCLUSION OF THE BOARD OF TRUSTEES

     The board of trustees held a meeting on November 14, 1997, at which the trustees, including all of the trustees who are not interested persons of the Trust or Burridge, concluded that the new agreement was in the best interests of the Trust and the shareholders of the Fund.

     In evaluating the new agreement, the board received and reviewed information on the fees and expense ratios of the Fund compared to similar mutual funds, and the investment performance of the Fund compared to relevant market indexes and other funds. The board also received and considered financial information about Burridge, including the profitability to Burridge of its relationship to the Fund. In considering the proposed new advisory fee and Burridge's financial information, the board took into account the significantly increased expenses to Burridge that would result from the proposed engagement of a sub-adviser. The board considered the desirability of shifting the focus of the Fund's investments from medium and large companies, to medium and smaller companies, and concluded that such a change would be desirable and presented an opportunity for improvement of the Fund's investment performance. The board also considered the retention by Burridge of overall responsibility for management of the Fund's investments and business affairs even though a sub-adviser would be engaged to manage a portion of the Fund's portfolio.

     After considering the factors and information described above, the board of trustees concluded that the new advisory agreement is in the best interests of the Fund and its shareholders. THE TRUSTEES, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST OR BURRIDGE,
UNANIMOUSLY VOTED TO APPROVE THE NEW ADVISORY AGREEMENT AND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ITS APPROVAL.

INFORMATION ABOUT BURRIDGE

     Burridge serves as the investment adviser for the Fund and for certain other institutional accounts. At October 1, 1997, Burridge had over $1.5 billion under management for clients, including the Fund.

     Other Investment Companies Advised by Burridge

     In addition to serving as investment adviser to the Fund, Burridge is also the investment manager for the Growth Equity Portfolio, a series of the Alameda-Contra Costa Medical Association Investment Trust for Retirement Plans (the "ACCMA Trust"). The ACCMA Trust is an open-end diversified management investment company currently with seven series. Shares of the ACCMA Trust are sold only to retirement plans and tax-exempt organizations.

     As of October 31, 1997, the Growth Equtiy Portfolio had net assets of $3,910,141. Burridge receives a quarterly investment management fee at the annual rate of 0.75% of the first $10 million in assets under its management; 0.625% of the next $10 million; 0.5% of the next $20 million; 0.375% of the next $20 million; and 0.25% of the next $40 million. The fee on managed assets in excess of $100 million is subject to negotiation and shareholder approval.

     Ownership and Management of Burridge

     Burridge is a Delaware limited liability company, the Member Manager of which is The Burridge Group Inc., an Illinois corporation. Presently, seven principals, including Richard M. Burridge, Chairman, and Kenneth M. Arenberg, Vice Chairman, hold member interests in Burridge representing an interest in the aggregate of 45% of Burridge's profits, subject to reduction under certain conditions. The remaining 55% interest in the profits of Burridge is owned by Affiliated Managers Group, Inc. ("AMG"). The Burridge Group, Inc. is a wholly owned subsidiary of AMG.

     AMG is a Delaware corporation which has its offices at Two International Place, Boston, MA 02110. AMG may be deemed to have as its ultimate parent TA Associates, Inc., a Delaware corporation. The address of TA Associates, Inc. is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110.

     The offices of Burridge are located at 115 South LaSalle Street, Chicago, Illinois 60603.

DESCRIPTION OF THE NEW ADVISORY AGREEMENT

     The proposed new agreement is attached to this proxy statement as Exhibit
A. The discussion here is only a summary and for more details you should refer to the new agreement.

     Under the new agreement, subject to the overall supervision and control of the board of trustees, Burridge will have supervisory responsibility for the general management and investment of the Fund's assets, just as it does under the current agreement. Burridge is authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Fund, to place the Fund's portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on behalf of the Fund. Burridge is authorized to exercise discretion within the Fund's policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. These provisions are essentially unchanged from the current agreement.

     The new agreement also provides, as does the current one, that Burridge shall furnish, at its own expense, office space and all necessary office facilities, equipment, and personnel for managing the assets of the Fund, providing shareholder servicing and providing general administrative services to the Fund and to the Trust. Burridge is also responsible for all other expenses incurred by it in connection with managing the assets of the Fund, all sub-advisory fees, all expenses of marketing shares of the Fund, all compensation of trustees who are

"interested persons" of the Trust as defined in the 1940 Act and all expenses incurred in connection with their services to the Trust. Except for the provision authorizing engagement of a sub-adviser and payment by Burridge of the sub-advisory fees, these provisions are essentially unchanged from the current agreement.

     Like the old agreement, the new agreement provides that neither Burridge nor any of its members, officers, agents or employees shall be liable to the Trust, the Fund, or their shareholders for any loss suffered by the Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Burridge in the performance of its duties, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Burridge, or by reason of reckless disregard by Burridge of its obligations and duties.

     If approved by shareholders, the new agreement will be signed and become effective on December 19, 1997. It will continue in effect through December 19, 1999, and thereafter from year to year so long as its continuance is approved at least annually (i) by the board of trustees or by the holders of a "majority of the Fund's outstanding voting securities' as defined in the Investment Company Act of 1940; and (ii) by a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust or Burridge, cast in person at a meeting called for that purpose. Any amendment to the new agreement must be approved in the same manner. The new agreement may be terminated without penalty by the vote of the board of trustees of the Trust or the shareholders of the Fund (by a majority as defined in the Investment Company Act) on sixty days' written notice to Burridge or by Burridge on sixty days' written notice to the Trust, and will terminate automatically in the event of its assignment.

DETAILS ABOUT THE CURRENT AGREEMENT

     Burridge currently serves as investment adviser to the Fund under an investment advisory agreement dated December 31, 1996. The current agreement will expire on December 31, 1998. The agreement was approved by the Fund's initial shareholders before the Fund began offering its shares to the public.

BOARD RECOMMENDATION

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT AFFILIATED WITH BURRIDGE, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND BURRIDGE.

                                   PROPOSAL 2
                           NEW SUB-ADVISORY AGREEMENT
SUMMARY

     The new investment advisory agreement discussed above authorizes Burridge to engage a sub-adviser. The Trust's board of trustees has unanimously approved a new investment sub-advisory agreement for the Fund between Burridge and GeoCapital LLC (called "GeoCapital" in this proxy statement). The sub-advisory agreement would allow Burridge to engage GeoCapital as sub-adviser and allocate a portion of the Fund's assets to it for management.

     The board of trustees unanimously urges you to vote in favor of the new sub-advisory agreement. Information about the sub-advisory agreement is set forth below and the reasons for the board's decision are given. The terms of the sub-advisory agreement are summarized and a complete copy of the sub-advisory agreement is attached as Exhibit B to this proxy statement). Finally, more information about GeoCapital is provided.

SUB-ADVISORY FEES

     In return for its services under the sub-advisory agreement, GeoCapital would receive a sub-advisory fee from Burridge. These fees will be paid by Burridge, and will not increase the costs borne by the Fund. The following table sets forth the rate of the sub-advisory fees to be paid to GeoCapital by Burridge (based on the average daily net assets allocated to GeoCapital for management) if the sub-advisory agreement is approved. The proposed fees would be based on the assets of the Fund under GeoCapital's management.


                                 PROPOSED
ASSETS                          RATE OF FEE
------                          -----------
$0 to $500 million                 0.75%
$500 million to $1 billion         0.65%
over $1 billion                    0.60%

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     The proposed new sub-advisory agreement is attached to this proxy statement as Exhibit B. The discussion here is only a summary and for more details you should refer to the new agreement.

     Under the sub-advisory agreement, subject to the overall supervision and control of Burridge and the board of trustees, GeoCapital will have supervisory responsibility for the general management and investment of a portion of the Fund's assets. Burridge will have the sole discretion to determine what portion of the Fund's assets to allocate to GeoCapital. GeoCapital would be authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Fund, to place the Fund's portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on behalf of the Fund. GeoCapital would be authorized to exercise discretion within the Fund's policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. These provisions are essentially identical to the corresponding provisions in the investment advisory agreement.

     The sub-advisory agreement also provides that GeoCapital shall furnish, at its own expense, office space and all necessary office facilities, equipment, and personnel for managing its portion of the Fund's assets, providing shareholder servicing and providing general administrative services to the Fund and to the Trust with respect to the assets allocated to it for management. GeoCapital would also be responsible for all other expenses incurred by it in connection with managing its portion of the Fund's assets. These provisions are also essentially identical to the corresponding provisions in the investment advisory agreement.

     Like the advisory agreement, the sub-advisory agreement provides that neither GeoCapital nor any of its members, officers, agents or employees shall be liable to Burridge, the Trust, the Fund, or their members or shareholders for any loss suffered by the Fund as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of GeoCapital in the performance of its duties, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of GeoCapital, or by reason of reckless disregard by GeoCapital of its obligations and duties.

     The sub-advisory agreement expressly provides that Burridge's obligations and liabilities under the sub-advisory agreement are not binding upon the Trust, the Fund or their shareholders.

     If approved by shareholders, the sub-advisory agreement will be signed and become effective on December 19, 1997. It will continue in effect through December 19, 1999, and thereafter from year to year so long as its continuance is approved at least annually (i) by the board of trustees or by the holders of a "majority of the Fund's outstanding voting securities" as defined in the Investment Company Act of 1940; and (ii) by a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust, Burridge or GeoCapital, cast in person at a meeting called for that purpose. Any amendment to the sub-advisory agreement must be approved in the same manner. The sub-advisory agreement may be terminated without penalty by (i) Burridge, (ii) the vote of the board of trustees of the Trust, or (iii) the shareholders of the Fund (by a majority as defined in the Investment Company Act) on sixty days' written notice to GeoCapital, or by GeoCapital on sixty days' written notice to Burridge, and will terminate automatically in the event of its assignment.

CONCLUSION OF THE BOARD OF TRUSTEES

     In evaluating the proposed sub-advisory agreement, the board received and reviewed information on the ownership and management of GeoCapital, as summarized later in this proxy statement, and its historical record of investment performance. The board considered the desirability of shifting the focus of the Fund's investments from medium and large companies, to medium and smaller companies, and concluded that such a change would be desirable and presented an opportunity for improvement of the Fund's investment performance. The board also considered the retention by Burridge of overall responsibility for management of the Fund's investments and business affairs even though GeoCapital would be engaged to manage a portion of the Fund's portfolio.

     After considering the factors and information described above, the board of trustees concluded that the sub-advisory agreement is fair and reasonable. THE TRUSTEES, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED
PERSONS' OF THE TRUST, BURRIDGE OR GEOCAPITAL UNANIMOUSLY VOTED TO APPROVE THE SUB-ADVISORY AGREEMENT AND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ITS APPROVAL.

INFORMATION ABOUT GEOCAPITAL

     GeoCapital invests in small-capitalization equities in emerging technology and service industries, based on its own fundamental analysis of the companies and industries. As of October 1, 1997, GeoCapital managed $2.2 billion in assets for clients.

     Ownership and Management of GeoCapital

     If the new advisory and sub-advisory agreements are approved, Irwin Lieber and Barry K. Fingerhut will be responsible for overseeing the implementation of GeoCapital's strategy for managing its portion of the Fund's portfolio. Mr. Lieber is chairman and chief investment officer of GeoCapital, and formed GeoCapital's predecessor in 1979. Mr. Fingerhut is GeoCapital's president and joined the firm in 1981.

     GeoCapital is a Delaware limited liability company, the member manager of which is GeoCapital Corporation. Currently, seven principals, including Mr. Lieber and Mr. Fingerhut, hold member interests in GeoCapital representing an interest in the aggregate of 40% of GeoCapital's profits, subject to reduction under certain conditions. The remaining 60% interest in the profits of GeoCapital is owned by GeoCapital Corporation. GeoCapital Corporation is a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"). AMG also owns a 55% interest in the profits of Burridge, and is the parent corporation of The Burridge Group, Inc., the member-manager of Burridge.

     The offices of GeoCapital are located at 767 Fifth Avenue, New York, New York 10153.

BOARD RECOMMENDATION

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT AFFILIATED WITH BURRIDGE OR GEOCAPITAL, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BURRIDGE AND GEOCAPITAL.

                        MORE INFORMATION ABOUT THE TRUST

ORGANIZATION AND MANAGEMENT OF THE TRUST

     The Trust is a Massachusetts business trust organized on August 29, 1996. The Trust is an open-end management investment company, currently with one series-Burridge Capital Development Fund.

     The board of trustees has overall responsibility for the conduct of the Trust's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by the shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote, at a meeting called for that purpose, of two-thirds of the Fund's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     Trustees and officers of the Trust, and their principal business occupations during at least the last five (5) years, are shown below. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940 are indicated with an asterisk.

                                             Principal Occupations
Name and Age             Positions Held      During Past 5 Years
------------             --------------      ---------------------
Richard M. Burridge      Chairman            Chairman, The Burridge
     [(68)]                                  Group LLC, since September
                                             1996, and president
                                             prior thereto.


Kenneth M. Arenberg*     Trustee, President  Vice Chairman, The Burridge
     [(67)]              and Treasurer       Group LLC, since September 1996,
                                             and executive vice president
                                             prior thereto.


                                             Principal Occupations
Name and Age             Positions Held      During Past 5 Years
------------             --------------      ---------------------

J. Thomas Hurvis         Trustee             Chairman, Old World Industries,
     [(59)]                                  Inc.

Angelo L. Spoto          Trustee             Private investor, 1990 to present;
     [(68)]                                  Senior Vice President -
                                             Investments,Blunt, Ellis & Loewi,
                                             Inc., prior thereto.

Robert L. Underwood      Trustee             Executive Vice President, North
     [(52)]                                  American Business Development
                                             Companies, LLC.

John H. Streur, Jr.      Senior Vice         President, The Burridge Group LLC
     [(37)]              President           since September 1996, and vice
                         and Secretary       president and director of marketing
                                             prior thereto.

Robert L. Worthington    Vice President      Senior Vice President, The Burridge
     [(37)]                                  Group LLC since September 1996,
                                             and vice president, September 1993
                                             to September 1996; Vice
                                             President-Corporate Finance,
                                             Westpac Banking Corporation,
                                             September 1990 to August 1993.

Bradley P. Schluter      Vice President      Vice President, The Burridge
     [(39)]                                  Group LLC, November 1995 to
                                             present; Vice President-Marketing,
                                             Nicholas Applegate Capital
                                             Management, February 1991 to
                                             November 1995

     References in the preceding table to The Burridge Group LLC include its predecessor, The Burridge Group Inc., for periods prior to January 1, 1997.

     The only compensation paid to trustees and officers of the Trust for their services as such consists of a fee of $500 per meeting of the board or any committee thereof attended, paid to trustees who are not interested persons of the Trust or the Adviser. The Trust has no retirement or pension plans.

     The following table sets forth compensation by the Trust during the fiscal year ended June 30, 1997 to each of the trustees of the Trust. The Trust is not part of a complex of mutual funds.



                              AGGREGATE
                             COMPENSATION
     NAME OF TRUSTEE          FROM TRUST
     ---------------          ----------
     Kenneth M. Arenberg           $0

     J. Thomas Hurvis            $500

     Angelo L. Spoto           $1,000

     Robert L. Underwood       $1,000

     At October 20, 1997, the following persons owned 5% or more of the Fund's outstanding shares:

Name and Address                   Shares        % Outstanding
----------------                   ------        -------------
Kenneth M. Arenberg                 5,000            14.81%
The Burridge Group LLC
115 S. LaSalle Street
Chicago, IL 60603

Richard M. Burridge                 5,000            14.81%
The Burridge Group LLC
115 S. LaSalle Street
Chicago, IL 60603

J. Thomas Hurvis                  23,764.26          70.38%
Old World Industries, Inc.
4065 Commercial Avenue
Northbrook, IL 60062


DISTRIBUTION OF SHARES OF THE FUNDS

     Shares of the Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("the Distributor"), 60 State Street, Boston, Massachusetts 02109, without any sales commissions or charges to the Fund or its shareholders. The Distributor acts pursuant to a written distribution agreement with the Trust which expires in December, 1998, but may continue from year to year thereafter, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not parties to the agreement or interested persons of any such party. Burridge pays the fees and expenses of the Distributor and all sales and promotional expenses from its own resources. As agent, the Distributor offers the Fund's shares only on a best-efforts basis. The Distributor offers shares of the Fund to investors at net asset value, without sales commissions, sales loads or other sales charges.

                       MORE INFORMATION ABOUT THE MEETING

     DATE OF MAILING. This proxy statement and enclosed proxy are being mailed to shareholders on or about November ____, 1997.

     SHAREHOLDERS. At the record date, the Fund had 33,764.26 shares outstanding.

     HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted for both proposals.

     REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of Burridge Funds at its offices located at 115 South LaSalle
Street, Chicago, Illinois 60603; (2) properly executing a later-dated proxy; or
(3) attending the meeting, requesting return of any previously delivered proxy and voting in person.

     HOW PROXIES ARE BEING SOLICITED. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of the Trust and employees of Burridge, none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Trust.

     QUORUM, VOTING AT THE MEETING AND ADJOURNMENT. Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

     Approval of each of the proposals will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of the Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of the Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of a proposal is to be determined pursuant to item (a) and will have no effect on the outcome of the vote if adoption of a proposal is to be determined pursuant to item (b).

     If the new advisory agreement is not approved, the Fund will continue to operate under the current agreement. If the new agreement is not approved, the board of trustees may consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders. Approval of the new sub-advisory agreement is contingent upon approval of the new advisory agreement. If the new advisory agreement is not approved, the new sub-advisory agreement will not be implemented, even if approved.

     If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

OTHER MATTERS

     The board of trustees of the Trust knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SHAREHOLDER PROPOSALS

     The Trust is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 115 South LaSalle Street, Chicago, Illinois 60603. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of Shares of the Fund that such shareholder holds of record or beneficially, the dates upon which such Shares were acquired, and documentary support for a claim of beneficial ownership.

                              By Order of the Board of Trustees,

                              /s/ Kenneth M. Arenberg
                                  ---------------------
                                  Kenneth M. Arenberg
                                  President


November ____, 1997

PROXY                                                           BURRIDGE FUNDS
------------------------------------------------------------------------------

              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 18, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Richard M. Burridge, Kenneth M. Arenberg and John H. Streur, Jr., and each or any of them, as proxies, with full power of substitution, to vote all shares of Burridge Capital Development Fund represented by this proxy which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 18, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Approval of a proposed new investment advisory agreement between Burridge Funds and The Burridge Group LLC relating to Burridge Capital Development Fund.

          FOR _____           AGAINST _____            ABSTAIN _____


2. Approval of a proposed new investment sub-advisory agreement between The Burridge Group LLC and GeoCapital LLC relating to Burridge Capital Development Fund.

          FOR _____           AGAINST _____            ABSTAIN _____


3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND IN THE SOLE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                Dated ___________________, 1997


                                _______________________________
                                Signature

                                _______________________________
                                Signature if held jointly

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, AGENT, ATTORNEY, GUARDIAN, OR CORPORATE OFFICER, PLEASE SET FORTH YOUR FULL TITLE. JOINT OWNERS MUST EACH SIGN.

                                                                  EXHIBIT A


                                 BURRIDGE FUNDS
                       BURRIDGE CAPITAL DEVELOPMENT FUND

                              AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT, dated the ___day of December 1997, is made and entered into by and between BURRIDGE FUNDS, a Massachusetts business trust (the "Trust") on behalf of its series Burridge Capital Development Fund (the "Fund"), and THE BURRIDGE GROUP LLC, a Delaware limited liability company (the "Adviser").
                                     WITNESSETH:

     WHEREAS, the Fund is a series of the Trust, an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advisory services as an independent contractor; and

     WHEREAS, the Trust and the Fund desire to retain the Adviser as an investment manager to render portfolio advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

     WHEREAS, this Agreement amends, restates, and supersedes the Investment Advisory Agreement dated December 31, 1996, between the Trust and the Adviser.


     NOW, THEREFORE, in consideration of the covenants and mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust appoints the Adviser to act as manager and investment adviser to the Fund, for the period and on the terms herein set forth. The Adviser accepts that appointment and agrees to provide the services set forth in this Agreement, for the compensation herein provided.

     2.   SERVICES OF ADVISER.

          (a) The Adviser shall manage the business and affairs of the Fund and the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under Actthe 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Fund in any way.

          (b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 6 hereof. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser (or an affiliate of the Adviser) exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     3. ENGAGEMENT OF SUB-ADVISER. The Adviser may, at the Adviser's expense, engage one or more sub-advisers (the "Sub-Adviser") to assist the Adviser in the performance of its duties under this Agreement. The Sub-Adviser shall be a registered investment adviser, and such engagement shall be pursuant to a written agreement (the "Sub-Advisory Agreement"). To the extent provided in the Sub-Advisory Agreement, the Sub-Adviser shall provide the same services to the Fund as those provided by the Adviser pursuant to Section 2 hereof. The Sub-Adviser shall be responsible for managing an allocated portion of the assets of the Fund, the size of such allocated portion to be determined in the Adviser's sole discretion; provided, however, that the Adviser may not allocate all of the assets of the Fund to the Sub-Adviser.

     4. SERVICES OTHER THAN AS ADVISER. The Adviser (or an affiliate of the Adviser) may act as broker for the Trust in connection with the purchase or sale of securities by or to the Trust if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this Agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this Agreement.

     5. EXPENSES TO BE PAID BY THE ADVISER. The Adviser shall furnish, at its own expense, office space to the Trust and all necessary office facilities, equipment, and personnel for managing the assets of the Fund, providing shareholder servicing and providing general administrative services to the Fund and to the Trust. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Fund, all Sub-Adviser fees, all expenses of marketing shares of the Fund, all compensation of trustees who are "interested persons" of the Trust as defined in the 1940 Act and all expenses incurred in connection with their services to the Trust.

     6. EXPENSES TO BE PAID BY THE TRUST. The Trust shall assume and pay all other costs and expenses not specifically assumed by the Adviser, including, but not limited to: (i) all accounting, auditing and legal services, clerical and statistical services, administrative costs; (ii) all costs attributable to shareholder and investor services relating to the Fund (including, without limitation, telephone and personnel expenses and the charges, if any, of third parties performing such services); (iii) all expenses of maintaining the registration of shares of the Fund under the 1933 Act and of qualifying and maintaining qualification of shares of the Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; (iv) all expenses of determining daily price computations and performing related bookkeeping services; (v) all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Fund's cash, securities, and other property and of the Trust's transfer, dividend disbursing, and redemption agents and registrars, if any; (vi) insurance expenses; (vii) all expenses of publication of notices and reports to the Trust's shareholders; (viii) all expenses of proxy solicitations of the Trust or its board of trustees; (ix) all expenses of maintaining the Trust's existence and maintaining the registration of the Trust under the 1940 Act; (x) all fees and expenses incurred in connection with the services to the Trust of trustees who are not "interested persons" of the Trust as defined in the 1940 Act; (xi) the compensation to the Adviser provided in Section 7 hereof; (xii) all taxes and fees payable to federal, state, or other governmental agencies, domestic or foreign; (xiii) all stamp or other transfer taxes; (xiv) all interest charges; and (xv) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Trust's ongoing operation. In addition to the payment of the foregoing expenses the Trust shall also pay all brokers' commissions and other portfolio transaction costs. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Fund are charged against the Fund. Other expenses of the Trust are allocated among its portfolios on a reasonable basis as determined by the Trust's board of trustees.

     7. COMPENSATION OF ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay out of Fund assets to the Adviser a fee, accrued daily and paid monthly, at the annual rate of (i) 1.25% of the first $500 million of the Fund's average daily net assets; (ii) 1.10% of the Fund's average daily net assets in excess of $500 million and less than $1 billion; and (iii) 1.00% of the average daily net assets of $1 billion or more. The fee payable hereunder shall be reduced proportionately during any month in which this Agreement is not in effect for the entire month. The fee for each calendar month or portion thereof shall be payable on the first business day of the next month.

     8. SERVICES OF ADVISER NOT EXCLUSIVE. The services of the Adviser to the Trust hereunder are not exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

     9. LIABILITY OF ADVISER. The Adviser shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees, or agents of the Adviser, in connection with, pursuant to or arising out of this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of such obligations and duties under this Agreement.

     10. LIABILITY OF TRUST. The obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

     11. USE OF ADVISER'S NAME. The Trust may use the name "Burridge Funds" or any other name derived from the name "Burridge," only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use any name derived from the name "Burridge," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser. The consent of the Adviser to the use of such name by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

     12.  DURATION AND RENEWAL.

          (a) Unless sooner terminated in accordance with Section 13 hereof, this Agreement shall continue in effect until December ___, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually by (a) a majority of those trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) either the board of trustees of the Trust or a vote of the holders of a majority of the outstanding shares of the Fund (which term as used throughout this Agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in Section 2(a)(42) of the 1940 Act).

          (b) Any approval of this Agreement by the holders of a majority of the outstanding shares of the Fund shall be effective to continue this Agreement notwithstanding that it has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

     13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the board of trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

     14. AMENDMENT. This Agreement may not be amended without the affirmative vote of (a) a majority of those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and (b) the holders of a majority of the outstanding shares of the Fund.

     15. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of Illinois.

     16. RESTATEMENT OF PRIOR AGREEMENT. This Agreement amends, restates, and supersedes in its entirety the Investment Advisory Agreement dated December ___, 1996 between the Trust and the Adviser.

     175. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Adviser at 115 South LaSalle Street, Chicago, Illinois 60603 and to the Fund at 115 South LaSalle Street, Chicago, Illinois 60603, or at such address as either party may from time to time specify by notice to the other.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BURRIDGE FUNDS, on behalf of                 THE BURRIDGE GROUP LLC
BURRIDGE CAPITAL DEVELOPMENT FUND



By:                                           By:
     -----------------------                      -----------------------
     Kenneth M. Arenberg                          Richard M. Burridge
     President                                    Chairman

                                                                  EXHIBIT B


                                 BURRIDGE FUNDS
                       BURRIDGE CAPITAL DEVELOPMENT FUND

                       INVESTMENT SUB-ADVISORY AGREEMENT



     THIS AGREEMENT, dated the ______ day of December, 1997, is made and entered into by and between THE BURRIDGE GROUP LLC, a Delaware limited liability company (the "Adviser") and GEOCAPITAL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, the Adviser has been retained as the investment adviser to the Burridge Capital Development Fund (the "Fund"), a series of Burridge Funds, a Massachusetts business trust (the "Trust"), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") dated December ____, 1997 between the Trust and the Adviser, the Adviser is authorized to retain one or more sub-advisers to serve as portfolio managers for a specified portion of the Fund's assets (the "Allocated Portion"); and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advisory services as an independent contractor; and

     WHEREAS, the Fund and the Adviser desire to retain the Sub-Adviser as an investment manager to render portfolio advice and services to the Fund pursuant to the terms and provisions of this Agreement, and Sub-Adviser desires to furnish said advice and services; and

     WHEREAS, the Trust and the Fund are third party beneficiaries of this Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises hereinafter set forth, the parties to this Agreement, which shall include the Trust on behalf of the Fund as a third party beneficiary hereof, intending to be legally bound hereby, mutually agree as follows:

     1.   APPOINTMENT OF SUB-ADVISER.

          (a) Adviser hereby employs the Sub-Adviser, and the Sub-Adviser hereby accepts such employment, to render investment advice and related services with respect to the Allocated Portion of the assets of the Fund for the compensation herein provided.

          (b) The Sub-Adviser's employment shall be solely with respect to an Allocated Portion of the Fund's assets, such Allocated Portion to be specified by the Adviser and subject to periodic increases or decreases at the Adviser's sole discretion; provided, however, that in no event shall the Allocated Portion exceed 67% of the assets of the Fund.

     2.   DUTIES OF SUB-ADVISER.

          (a) The Sub-Adviser shall act as an investment manager to the Fund and shall invest the Sub-Adviser's Allocated Portion of the assets of the Fund, subject to the supervision of Adviser and the board of trustees of the Trust for the period and on the terms set forth herein. The Sub-Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue
Code applicable to the Trust as a regulated investment company. Adviser shall provide to the Sub-Adviser such information with respect to the Fund such that the Sub-Adviser will be able to maintain compliance with all applicable laws, regulations, policies, and restrictions with respect to the Sub-Adviser's Allocated Portion. The Sub-Adviser shall for all purposes be an independent contractor and not an agent of Adviser, the Trust, or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Fund in any way.

          (b) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 5 of this Agreement. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available for any transaction. The Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser (or an affiliate of the Sub-Adviser) exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable combination of net price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

          (d) The Sub-Adviser shall provide such information to the Adviser or the Fund and permit compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser or the Fund to satisfy their obligations to the reasonable requests of the Board of Trustees of the Trust.

     3. SERVICES OTHER THAN AS SUB-ADVISER. The Sub-Adviser (or an affiliate of the Sub-Adviser) may act as broker for the Trust in connection with the purchase or sale of securities by or to the Trust if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the the Sub-Adviser under this agreement, and, within the limits permitted by law and the trustees, the Sub-Adviser (or an affiliate of the Sub-Adviser) may receive brokerage commissions, fees or other remuneration from the Trust for such services in addition to its fee for services as the Sub-Adviser. Within the limits permitted by law, the Sub-Adviser may receive compensation from the Adviser or the Trust for other services performed for the Adviser or the Trust which are not within the scope of the duties of the Sub-Adviser under this agreement.

     4. EXPENSES TO BE PAID BY SUB-ADVISER. The Sub-Adviser shall furnish, at its own expense, all necessary office facilities, equipment, and personnel for managing its Allocated Portion, providing shareholder servicing and providing general administrative services to the Fund and to the Trust with respect to its Allocated Portion. The Sub-Adviser shall also assume and pay all other expenses incurred by it in connection with managing its Allocated Portion. To the extent the Sub-Adviser incurs any costs or expenses by assuming costs or expenses which are an obligation of the Adviser or the Fund, the Adviser shall promptly reimburse the Sub-Adviser for such costs and expenses. To the extent the Sub-Adviser performs services for which the Adviser or the Fund is obligated to pay, the Sub-Adviser shall be entitled to prompt reimbursement from the Adviser, but, under no circumstances, shall such reimbursement exceed the Sub-Adviser's actual costs for providing such services.

     5. EXPENSES TO BE PAID BY THE TRUST. The Trust shall assume and pay all other costs and expenses not specifically assumed by the Sub-Adviser in Section 4 of this Agreement, or by the Adviser in the Advisory Agreement, including, but not limited to: (i) all accounting, auditing and legal services, clerical and statistical services, administrative costs; (ii) all costs attributable to shareholder and investor services relating to the Fund (including, without limitation, telephone and personnel expenses and the charges, if any, of third parties performing such services); (iii) all expenses of maintaining the registration of shares of the Fund under the 1933 Act and of qualifying and maintaining qualification of shares of the Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; (iv) all expenses of determining daily price computations and performing related bookkeeping services; (v) all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Fund's cash, securities, and other property and of the Trust's transfer, dividend disbursing, and redemption agents and registrars, if any; (vi) insurance expenses; (vii) all expenses of publication of notices and reports to the Trust's shareholders; (viii) all expenses of proxy solicitations of the Trust or its board of trustees; (ix) all expenses of maintaining the Trust's existence and maintaining the registration of the Trust under the 1940 Act; (x) all fees and expenses incurred in connection with the services to the Trust of trustees who are not "interested persons" of the Trust as defined in the 1940 Act; (xi) the compensation to the Adviser provided in Section 6 of this Agreement; (xii) all taxes and fees payable to federal, state, or other governmental agencies, domestic or foreign; (xiii) all stamp or other transfer taxes; (xiv) all interest charges; and (xv) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the Trust's ongoing operation. In addition to the payment of the foregoing expenses the Trust shall also pay all brokers' commissions and other portfolio transaction costs. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Fund are charged against the Fund. Other expenses of the Trust are allocated among its portfolios on a reasonable basis as determined by the Trust's board of trustees.

     6. SUB-ADVISORY FEE. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Sub-Adviser hereunder, the Adviser shall pay to the Sub-Adviser a fee, accrued daily and paid monthly, at the annual rate of (i) 0.75% of the first $500 million of the average daily net assets of the Fund attributable to the Sub-Adviser's Allocated Portion; (ii) 0.65% of the average daily net assets of the Fund attributable to the Sub-Adviser's Allocated Portion in excess of $500 million and less than $1 billion; and (iii) 0.60% of the average daily net assets of the Fund attributable to the Sub-Adviser's Allocated Portion of $1 billion or more. The fee payable hereunder shall be reduced proportionately during any month in which this Agreement is not in effect for the entire month. The fee for each calendar month or portion thereof shall be payable on the first business day of the next month.

     7. NON-EXCLUSIVITY. The Adviser's employment of the Sub-Adviser hereunder is not exclusive. The Sub-Adviser shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities. Likewise, the Adviser may employ other individuals or entities in addition to the Sub-Adviser to furnish it with the services provided for herein.

     8.   LIABILITY OF SUB-ADVISER.
          (a) The Sub-Adviser shall be responsible for the accuracy and completeness (and shall be liable for the lack thereof) of the statements and information furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising, and sales materials) that pertain to the Sub-Adviser and the investment of the Sub-Adviser's Allocated Portion of the Fund. The Sub-Adviser shall not be responsible or liable for any other disclosures

          (b) Except as provided in subsection (a), the Sub-Adviser shall not be liable to the Adviser, the Trust or its shareholders for any loss suffered by the Adviser, the Trust or its shareholders from or as a consequence of any act or omission of the Sub-Adviser, or of any of the directors, officers, employees, or agents of the Sub-Adviser, in connection with, pursuant to or arising out of this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard by the Sub-Adviser of such obligations and duties under this Agreement.

     9. LIABILITY OF ADVISER. The obligations of the Adviser hereunder shall not be binding upon the Fund or upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust.

     10.  DURATION AND RENEWAL.
          (a) Unless sooner terminated in accordance with Section 11 hereof, this Agreement shall continue in effect until December ____, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually by (a) a majority of those trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) either the board of trustees of the Trust or a vote of the holders of a majority of the outstanding shares of the Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940
Act).
          (b) Any approval of this agreement by the holders of a majority of the outstanding shares of the Fund shall be effective to continue this agreement notwithstanding that it has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

     11. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the Adviser, by the board of trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to the Sub-Adviser. This agreement may be terminated by the Sub-Adviser at any time upon 60 days' written notice to the Adviser. This agreement shall terminate automatically in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

     12. AMENDMENT. This agreement may not be amended without (i) the consent of Adviser, and (ii) the affirmative vote of (a) a majority of those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940
Act) of the Trust, and (b) the holders of a majority of the outstanding shares of the Fund.

     13. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of Illinois.

     14. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Sub-Adviser at 767 Fifth Avenue, New York, New York 10153, and to the Adviser, the Trust or the Fund at 115 South LaSalle Street, Chicago, Illinois 60603, or at such other addresses as either party may from time to time specify by notice to the other.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.


THE BURRIDGE GROUP LLC             GEOCAPITAL



By:                                     By:  -----------------------------
     -----------------------
     Richard M. Burridge                     -----------------------------
     Chairman
                                             -----------------------------



As a Third Party Beneficiary,
BURRIDGE FUNDS,
on behalf of

BURRIDGE CAPITAL DEVELOPMENT FUND



By:  /s/ Kenneth M. Arenberg
     -----------------------
     Kenneth M. Arenberg
     President